UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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BRIDGELINE DIGITAL, INC.

 (Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [     ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                             [     ]

February 13, 2018

Dear Stockholder:

I am pleased to invite you to attend Bridgeline Digital, Inc.'s Annual Meeting of Stockholders to be held on March 23, 2018. The meeting will begin promptly at 9:00 a.m. Eastern Time at the Company’s corporate headquarters located at 80 Blanchard Road, Burlington, Massachusetts 01803.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. It also describes how the board of directors operates and provides information about our director candidates.

I look forward to sharing more information with you about Bridgeline at the Annual Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the meeting.

Sincerely, Roger Kahn President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 A.M. on March 23, 2018

To the Stockholders of Bridgeline Digital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BRIDGELINE DIGITAL, INC. (the "Company") will be held on March 23, 2018 at 9:00 A.M., local time, at the Company’s corporate headquarters located at 80 Blanchard Road Burlington, Massachusetts, 01803 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.	To elect two directors to serve on our Board of Directors for a term of three years;

2.

To ratify the filing and effectiveness of the certificate of amendment to our Amended and Restated Certificate of Incorporation filed with the Delaware Division of Corporations on July 21, 2017 (the “July 2017 Certificate of Amendment”) and the one-for-five reverse stock split of our common stock (the “2017 Reverse Stock Split”) that was effected thereby and became effective on July 24, 2017 (the “Amendment Ratification”);

3.	To approve an adjournment of the Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve Proposal 2;

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2018;

5.	To hold an advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote); and

6.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The Board of Directors has fixed the close of business on February 2, 2018 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of our common stock and Series A Preferred Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for the ten days prior to the date of the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

By Order of the Board of Directors Michael D. Prinn Assistant Secretary February 13, 2018

Requests for additional copies of the proxy materials and the Company's Annual Report for its fiscal year ended September 30, 2017 should be addressed to Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, Burlington, Massachusetts 01803. This material will be furnished without charge to any stockholder requesting it.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 23, 2018: The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended September 30, 2017 are available at https://www.bridgeline.com/about/investor-relations/annual-report.

Proxy Statement

Annual Meeting of Stockholders

March 23, 2018

The enclosed proxy is solicited by the management of Bridgeline Digital, Inc. in connection with the Annual Meeting of Stockholders (the “Meeting” or the “Annual Meeting” or the “2018 Annual Meeting”) to be held on March 23, 2018 at 9:00 A.M., local time, at the Company’s headquarters located at 80 Blanchard Road, Burlington, Massachusetts and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set the close of business on February 2, 2018 as the record date for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions to:

1.	To elect two directors to serve on our Board of Directors for a term of three years;

2.

To ratify the filing and effectiveness of the certificate of amendment to our Amended and Restated Certificate of Incorporation filed with the Delaware Division of Corporations on July 21, 2017 (the “July 2017 Certificate of Amendment”) and the one-for-five reverse stock split of our common stock (the “2017 Reverse Stock Split”) that was effected thereby and became effective on July 24, 2017 (the “Amendment Ratification”);

3.	To approve adjournment of the Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve Proposal 2;

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2018;

5.	To hold an advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote); and

6.	To vote on such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and a copy of our Annual Report on Form 10-K for the year ended September 30, 2017 (the “Annual Report”) are being mailed to stockholders on or about February 13, 2018. The Company's principal executive offices are located at 80 Blanchard Road, Burlington, Massachusetts 01803, and its telephone number at that location is (781) 376-5555.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials and our Annual Report to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Reports to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by Directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Stockholders of record of the Company’s common stock, $0.001 par value (the “Common Stock”), at the close of business on February 2, 2018, the record date for the Meeting, will be entitled to receive notice of, and to vote at, the Meeting. As of February 2, 2018, there were 4,200,219 shares of Common Stock issued and outstanding, all of which are entitled to vote. Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted at the Meeting.

In addition, as of February 2, 2018, there were 258,494 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) issued and outstanding. Each shareholder of record of Series A Preferred Stock outstanding at the close of business on the record date is entitled to receive notice of, and to vote, on an as-converted to Common Stock basis, at the Meeting. Each share of Series A Preferred Stock outstanding at the close of business on the record date is entitled to 0.62 votes on each matter that is voted at the Meeting. Therefore, the holders of our outstanding shares of Series A Preferred Stock have an aggregate of 160,266 votes on matters to come before the Meeting, which represents approximately 4% of our outstanding voting securities.

Stockholders may vote by proxy over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:

●	To vote by proxy over the Internet, go to www.voteproxy.com to complete an electronic proxy card;

●	To vote by proxy over the telephone, dial the toll-free phone number (1-800-776-9437) listed on your proxy card and following the recorded instructions; or

●	To vote by proxy by mail you must complete, sign and date your proxy card and return it promptly in the envelope provided.

Stockholders of record may also vote in person at the Meeting.

The representation in person or by proxy of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Meeting is necessary to establish a quorum for the transaction of all business to come before the Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of establishing a quorum.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter but will not be counted as a vote in favor of such matter.

A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. If a stockholder holds shares beneficially in street name and does not provide its broker with voting instructions, the shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Brokers may vote in favor of a proposal in accordance with the rules of the New York Stock Exchange (“NYSE”) that govern how brokers may cast such votes on proposals they determine to be routine matters.

The two director nominees identified under Proposal 1 who receive the most votes at the Meeting will be elected, thus abstentions and broker non-votes will have no effect on the outcome of Proposal 1.

Pursuant to Delaware General Corporation Law (the “DGCL”), Proposal 2 must be approved by the affirmative vote of a majority of our outstanding voting securities entitled to vote as of the record date. Abstentions and broker non-votes cast, if any, with respect to Proposal No. 2 will have the same effect as a vote against Proposal No. 2.

Under the DGCL and our Amended and Restated Bylaws, Proposals 3, 4 and the advisory vote presented in Proposal 5 will be determined by the vote of the holders of a majority of the voting power present or represented by proxy at the Meeting. For these matters, abstentions and broker non-votes cast, if any, will not be counted as votes in favor of such proposals, and will also not be counted as shares voting on such matter.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five (5) directors and is divided into three (3) classes. Directors in each class are generally elected to serve for three-year terms that expire in successive years. Currently, the term for each of our three classes of directors is set to expire at the Meeting, our 2019 annual meeting of stockholders and our 2020 annual meeting of stockholders, respectively.

At the Meeting, our stockholders are being asked to elect two (2) directors with terms currently set to expire at the Meeting to hold office for a three-year term expiring in 2021. Pursuant to our Amended and Restated Bylaws, our directors are to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. The following directors have been nominated for election at the Meeting:

(1)	Joni Kahn
(2)	Roger Kahn

Both Ms. Kahn and Mr. Kahn have advised management that, if elected, they are able to serve on the Board of Directors for the duration of their term. Management has no reason to believe that the nominees will be unable to serve. In the event that either nominee becomes unavailable to serve as a director, the proxies may be voted for the election of such person who may be designated by the Board of Directors.

The following table sets forth certain information as to our current directors:

Name	Age	Position with the Company	Director Since
Kenneth Galaznik*	66	Director, Chair of the Audit Committee and Member of the Compensation Committee	2006

Joni Kahn*	62	Chairperson of the Board, Chair of the Compensation Committee and Member of the Audit and Nominating and Corporate Governance Committees	2012

Roger Kahn	48	Director, President and Chief Executive Officer	2017

Scott Landers*	47	Director, Chair of Nominating and Corporate Governance Committee and Member of the Audit and Compensation Committees	2010

Michael Taglich	52	Director	2013

*Independent director as defined under the rules of the Nasdaq Stock Market.

Kenneth Galaznik has been a member of our Board of Directors since 2006. Mr. Galaznik is the Chairman of the Company’s Audit Committee and serves as a member of the Compensation Committee. From 2005 to 2016, Mr. Galaznik was the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $200 million. Mr. Galaznik retired from his position at American Science and Engineering on March 31, 2016. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 35 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston. Mr. Galaznik brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief financial officer of a publicly-held company.

Joni Kahn has been a member of our Board of Directors since April 2012. Ms. Joni Kahn and Mr. Roger Kahn, the Company’s President and Chief Executive Officer, are not related. In May 2015, Ms. Kahn was appointed Chairperson of the Board of Directors. She also serves as the Chair of the Compensation Committee and is a member of the Audit and Nominating and Governance Committees. Ms. Kahn has over thirty years of operating experience with high growth software and services companies with specific expertise in the SaaS (Software as a Service), ERP (Enterprise Resource Planning) Applications, Business Intelligence and Analytics and CyberSecurity segments. From 2013 to 2015, Ms. Kahn was the Senior Vice President of Global Services for Big Machines, Inc., which was acquired by Oracle in October 2013. From 2007 to 2012, Ms. Kahn was Vice President of Services for HP’s Enterprise Security Software group. From 2005 to 2007, Ms. Kahn was the Executive Vice President at BearingPoint where she managed a team of over 3,000 professionals and was responsible for North American delivery of enterprise applications, systems integration and managed services solutions. Ms. Kahn also oversaw global development centers in India, China and the U.S. From 2002 to 2005, Ms. Kahn was the Senior Group Vice President for worldwide professional services for Business Objects, a business intelligence software maker based in San Jose, where she led the applications and services division that supported that company's transformation from a products company to an enterprise solutions company. Business Objects was acquired by SAP in 2007. From 2000 to 2007, Ms. Kahn was a Member of the Board of Directors for MapInfo, a global location intelligence solutions company. She was a member of MapInfo’s Audit Committee and the Compensation Committee. MapInfo was acquired by Pitney Bowes in 2007. From 1993 to 2000, Ms. Kahn was an Executive Vice President and Partner of KPMG Consulting, where she helped grow the firm’s consulting business from $700 million to $2.5 billion. Ms. Kahn received her B.B.A in Accounting from the University of Wisconsin – Madison.

Roger Kahn was elected to the Board of Directors in December 2017. Mr. Kahn joined the Company as the Chief Operating Officer in August 2015 and has been our President and Chief Executive Officer since May 2016. Prior to joining Bridgeline Digital, Mr. Kahn co-founded FatWire, a leading content management and digital engagement company. As the General Manager and Chief Technology Officer of FatWire, Mr. Kahn built the company into a global corporation with offices in thirteen countries and annual revenues of $40 million. FatWire was acquired by Oracle in 2011 for $160 million. Mr. Kahn received his Ph.D. in Computer Science and Artificial Intelligence from the University of Chicago.

Scott Landers has been a member of our Board of Directors since 2010. Mr. Landers is the Chair of the Nominating and Corporate Governance Committee and serves as a member of the Audit and Compensation Committees. Mr. Landers was named President and Chief Executive Officer of Monotype Imaging Holdings, Inc. on January 1, 2016 after serving as the company’s Chief Operating Officer since early 2015 and its Chief Financial Officer, Treasurer and Assistant Secretary since joining Monotype in July 2008. Monotype is a publicly-held company and is a leading provider of typefaces, technology and expertise that enable the best user experiences and sure brand integrity. Prior to joining Monotype, from September 2007 until July 2008, Mr. Landers was the Vice President of Global Finance at Pitney Bowes Software, a $450 million division of Pitney Bowes, a leading global provider of location intelligence solutions. From 1997 until September 2007, Mr. Landers held several senior finance positions, including Vice President of Finance and Administration, at MapInfo, a publicly-held company which was acquired by Pitney Bowes in April 2007. Earlier in his career, Mr. Landers was a Business Assurance Manager with Coopers & Lybrand. Mr. Landers holds a bachelor's degree in accounting from Le Moyne College in Syracuse, N.Y. and a master’s degree in business administration from The College of Saint Rose in Albany, N.Y. Mr. Landers brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief executive officer and a chief financial officer of a publicly-held company.

Michael Taglich has been a member of our Board of Directors since 2013. He is the Chairman and President of Taglich Brothers, Inc., a New York City based securities firm which he co-founded in 1992 with his brother Robert Taglich. Taglich Brothers, Inc. focuses on public and private micro-cap companies in a wide variety of industries. He is currently the Chairman of the Board of each Air Industries Group Inc., a publicly traded aerospace and defense company (NYSE AIRI), and BioVentrix, Inc., a privately held medical device company whose products are directed at heart failure treatment. He also serves as a director of a number of other private companies, and is a director of Icagen Inc, a drug screening company. Michael Taglich brings extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning. Mr. Taglich has more than 30 years of financial industry experience, and served on his first public company board over 20 years ago.

Executive Officers

The following table sets forth certain information as to our executive officers who are not also directors:

Name	Age	Position with the Company
Michael D. Prinn	44	Executive Vice President and Chief Financial Officer

Michael Prinn has been our Executive Vice President and Chief Financial Officer since October 2012. Mr. Prinn joined Bridgeline Digital in August 2010 as our Vice President of Finance as was subsequently promoted to the position of Chief Accounting Officer and Executive Vice President of Finance. In addition to his duties as Chief Financial Officer, Mr. Prinn acted as Co-Interim Chief Executive Officer and President alongside Mr. Roger Kahn from December 2015 until Mr. Kahn’s appointment to President and Chief Executive Officer in May 2016. Prior to joining Bridgeline Digital, from 2006 to 2010, Mr. Prinn was a Senior Manager and Controller at Sapient, a $1.4 billion publicly-held global integrated marketing and technology services company. From 2003 to 2006 Mr. Prinn was the Corporate Controller for SensAble Technologies, a developer of 3D touch-enabled digital solutions. Prior to joining SensAble Technologies, Mr. Prinn was an Audit Manager in Arthur Andersen’s High Tech Audit Practice. Mr. Prinn received his B.S. in Accounting from Boston College and is a Certified Public Accountant.

Required Vote and Recommendation

Under our Amended and Restated Certificate of Incorporation, the election of our directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Meeting. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of Ms. Kahn and Mr. Kahn.

The Board recommends that the stockholders vote “FOR” the election of Ms. Kahn and Mr. Kahn to serve as directors for a three-year term, until the Company’s 2021 annual meeting of stockholders.

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires the Company to disclose any transaction or proposed transaction which occurred since the beginning of the two most recently completed fiscal years in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's Common Stock, or an immediate family member of any of those persons.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between the Company and any related person would need to be approved by our Audit Committee prior to the Company entering into such transaction.

In October 2013, Mr. Michael Taglich joined the Board of Directors. Michael Taglich is the Chairman and President of Taglich Brothers, Inc. a New York based securities firm. Taglich Brothers, Inc. were the Placement Agents for many of the Company’s private offerings in 2012, 2013, 2014, and 2016. They were also the Placement Agent for the Company’s $3 million subordinated debt offering in 2013 and the Series A Preferred Stock sale in 2015. Michael Taglich beneficially owns approximately 22% of Bridgeline stock. Michael Taglich has also guaranteed $1.5 million in connection with the Company’s out of formula borrowings on its credit facility with Heritage Bank.

In consideration of previous loans by Michael Taglich and a personal guaranty delivered by Michael Taglich to BridgeBank, N.A. for the benefit of Bridgeline on December 19, 2014 (the “Guaranty”), on January 7, 2015 the Company issued Michael Taglich a warrant to purchase 12,000 shares of Common Stock of the Company at a price equal to $20.00 per share. On January 7, 2015, Bridgeline also entered into a side letter with Michael Taglich pursuant to which Bridgeline agreed in the event the Guaranty remains outstanding for a period of more than 12 months, on each anniversary of the date of issuance of the Guaranty while the Guaranty remains outstanding Bridgeline will issue Michael Taglich a warrant to purchase 6,000 shares of common stock, which warrant shall contain the same terms as the warrant issued to Michael Taglich on January 7, 2015. Since the Guaranty did remain outstanding for a period of more than 12 months, a warrant to purchase 6,000 shares of common stock was issued to Michael Taglich in February 2016 at a price of $20.00 and a warrant to purchase 6,000 shares of common stock was issued in January 2017 at a price of $20.00.

Mr. Taglich was also issued warrants in fiscal 2015 in connection with shareholder term notes issued to him. The notes were subsequently converted to shares of common stock in May 2016. He was issued three warrants totaling 36,000 shares at an exercise price of $20.00 and one warrant for 32,000 shares at an exercise price of $8.75 in connection with these notes. The warrants have a term of five years and are exercisable six months after the date of issuance. A fair market value of $270 was assigned to the warrants and recorded as a debt discount in current liabilities with the offsetting amount recorded to additional paid in capital in the Consolidated Balance Sheet. The fair market value of the warrants was amortized on a straight-line basis over their expected life. However, when the Company converted these term notes in May 2016, the remaining unamortized value was recorded as amortization expense. Total amortization expense of $158 was recorded in fiscal 2016 related to the warrants.

Robert Taglich was appointed to the Company’s Board of Directors in May 2016. Robert Taglich is the brother of Michael Taglich and is the Co-founder and Senior Director of Taglich Brothers, Inc. Robert Taglich beneficially owns approximately 8% of Bridgeline stock. Mr. Taglich was a consultant to the Company prior to his appointment to the Board of Directors. As compensation for his consulting services, Robert Taglich was granted 3,000 options to purchase the Company’s common stock at a price of $6.05. As a director, Mr. Taglich was granted 2,200 options to purchase common stock, and 6,954 shares of restricted common stock. Mr. Taglich did not seek re-election to the Board of Directors and his tenure expired on June 29, 2017.

In connection with the equity conversion of the $3 million in term notes from shareholders that was completed in May 2016, the Taglich Brothers, Inc were granted Placement Agent warrants to purchase 86,778 shares of common stock at a price of $3.65 per share. Included in the distribution were 35,120 warrants to Michael Taglich and 28,552 warrants to Robert Taglich. The warrants expire in five years.

In connection with the private offering in July 2016, the Taglich Brothers, Inc were granted Placement Agent warrants to purchase 44,000 shares of common stock at a price of $4.60 per share. Included in the distribution were 8,864 warrants to Michael Taglich and 7,236 warrants to Robert Taglich. The warrants expire in five years.

In connection with the November 2016 Private Placement, the Company issued to the Purchasers warrants to purchase an aggregate total of 213,538 shares common stock. Each Purchaser Warrant Share expires five and one-half years from the date of issuance and is exercisable for $3.50 per share beginning six-months from the date of issuance, or May 9, 2017. The warrants expire May 9, 2022. Purchaser Warrant Shares were also issued to Roger Kahn 8,600 shares and Michael and Robert Taglich 15,385 shares each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after February 2, 2018 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address, 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

The following tables set forth, as of February 2, 2018, the beneficial ownership of our Series A Preferred Stock and Common Stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of the outstanding securities, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. At the close of business on February 2, 2018 there were 258,494 shares of Series A Preferred Stock and 4,200,219 shares of our Common Stock. On February 2, 2018 the closing price of our Common Stock as reported on the Nasdaq Capital Market was $2.23 per share.

Except as indicated in the footnotes to the tables below, each shareholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder.

This information is based upon information received from or on behalf of the individuals named herein.

Series A Preferred Stock

Name and Address (1)	Number of Shares Owned (2)	Percent of Shares Outstanding
Robert Taglich 790 New York Avenue Huntington, NY 11743	65,031	25.16%
Alvin Fund, LLC 215 West 98th Street, Apt. 10A New York, NY 10025	22,116	8.56%
Shadow Capital, LLC 3601 SW 29th Street Topeka, KS 66614	20,817	8.05%
Sterling Family Investment, LLC 12400 Dutch Forest PL Edmond, OK 73013	20,817	8.05%
All current executive officers and directors as a group	-	*

(1)	Each of the Company’s officers and directors are excluded from this table as no officer or director currently holds shares of Series A Preferred Stock.

(2)

Holders of Series A Preferred are entitled to vote on all matters presented to the Company’s stockholders on an as-converted basis. Each share of Series A Preferred Stock is convertible, at the option of each respective holder, into approximately 0.62 shares of Common Stock.

Common Stock

Name and Address	Number of Shares Owned		Percent of Shares Outstanding
Robert Taglich 790 New York Avenue Huntington, NY 11743	363,534	(1)	8.44%
Michael Taglich	977,250	(2)	22.41%
Roger Kahn	257,872	(3)	5.98%
Michael Prinn	29,664	(4)	*
Kenneth Galznik	25,702	(5)	*
Scott Landers	23,480	(6)	*
Joni Kahn	22,344	(7)	*
All current executive officers and directors as a group (6)	1,336,312	(8)	29.59%

*less than 1%

(1)

Includes 64,056 shares issuable upon the exercise of warrants, 40,019 shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock, and 3,334 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018).

(2)

Includes 152,931 shares issuable upon the exercise of warrants, and 7,200 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018). Also includes 1,740 shares of Common Stock and 120 shares issuable upon the exercise of warrants owned by Mr. Taglich’s spouse.

(3)

Includes 8,600 shares issuable upon the exercise of warrants and 100,747 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018). Includes 27,236 shares of Common Stock owned by Mr. Kahn’s spouse.

(4)	Includes 27,734 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018).

(5)	Includes 7,600 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018).

(6)

Includes 6,400 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018). Includes 400 shares of Common Stock owned by Mr. Landers’ children.

(7)	Includes 5,000 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018).

(8)	Includes 154,681 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 2, 2018).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2017 and September 30, 2016 for our principal executive officer and our other two most highly compensated executive officers who were serving as executive officers on September 30, 2017. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal Year End	Salary	Bonus (1)	Option Awards (2)	All Other Compensation (3)	Total

Roger Kahn	2017	$300,000	$20,000	$-	$14,037	$334,037
President and Chief
Executive Officer	2016	$300,000	$23,438	$644,490	$11,230	$979,158

Michael Prinn	2017	$250,000	$12,000	$-	$-	$262,000
Executive Vice President
and Chief Financial Officer	2016	$250,000	$14,063	$124,770	$-	$388,833

(1)

Mr. Kahn elected common stock in lieu of a $20,000 cash payment for a bonus earned for the first half of the fiscal year ended 2017. He received 7,273 fully vested restricted shares with a fair value price per share of $2.75.

(2)

Represents the aggregate grant date fair value of the entire stock option awards for the fiscal years ended September 30, 2016, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the impact of estimated forfeitures of stock options. None of the stock option awards listed above were exercised in the fiscal years ended September 30, 2016 and the amounts set forth above do not represent amounts actually received by the executives. There were no stock option awards granted in fiscal 2017.

(3)	Amounts paid to Mr. Kahn represent reimbursement for living expenses per Mr. Kahn’s Employment Agreement. (See Employment Agreements below.)

Employment Agreements

We have entered into an employment agreement with Roger Kahn, our President and Chief Executive Officer, to provide executive management services. The employment agreement had an initial term of thirteen months beginning August 24, 2015 and terminating on September 30, 2016. The employment agreement was amended on May 1, 2016 (“First Amendment”) to extend through September 30, 2017 and then extended again through September 30, 2018. The First Amendment included a reimbursement for living expenses directly related to accommodations and utilities for an apartment near the Company’s corporate headquarters in an amount not to exceed $2,900 per month. The employment agreement renews for successive periods of one year if the Company provides written notice of renewal not less than 60 days prior to the end of the initial term or any applicable succeeding term. The employment agreement may be terminated by (i) us, in the event of Mr. Kahn's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Kahn for good reason. In the event that we terminate Mr. Kahn without cause or Mr. Kahn resigns for good reason, he is entitled to receive severance payments equal to twelve months of salary and one full quarterly bonus. In addition, any stock option awards that are not exercisable will be immediately vested and exercisable.

Michael Prinn

         We have entered into an employment agreement with Michael Prinn, our Executive Vice President and Chief Financial Officer, to provide executive management services. Mr. Prinn’s current employment agreement is effective for the period of twelve months commencing October 1, 2017 through September 30, 2018. The employment agreement may be terminated by (i) us, in the event of Mr. Prinn's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Prinn for good reason. In the event that we terminate Mr. Prinn without cause or Mr. Prinn resigns for good reason, he is entitled to receive severance payments equal to twelve months of salary and bonus. In addition, any stock option awards that are not exercisable will be immediately vested and exercisable.

Outstanding Equity Awards at Fiscal 2017 Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2017.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1)(2)	Number of Securities Underlying Unexercised Options Unexercisable (1)(2)	Exercise price ($/sh)	Option Expiration Date
Roger Kahn (1)	08/24/2015	26,667	26,667	$5.75	08/24/2025
	08/19/2016	74,080	74,080	$4.10	08/19/2026
		100,747	100,747

Michael Prinn (1)	10/28/2011	2,400	-	$16.75	10/28/2021
	11/29/2011	2,000	-	$16.25	11/29/2021
	10/19/2012	3,000	-	$41.00	10/19/2022
	12/09/2013	3,000	-	$28.00	12/09/2023
	12/09/2015	5,000	10,000	$5.90	12/09/2025
	08/19/2016	7,334	14,666	$4.10	08/19/2026
		22,734	24,666

(1)	Shares vest in equal installments upon the anniversary date of the grant over three years.

(2)

Stock option awards granted as part of October 28, 2011 repricing program, offered employees the opportunity to exchange and forfeit options previously granted for new options grants of the same amount with a) a grant exercise price of $16.75, the fair market value on October 28, 2011 and b) a new three-year vesting schedule beginning October 28, 2011. Mr. Prinn exchanged 2,400 previously granted options for a new grant with an incremental grant date fair value of $6,600.

COMPENSATION OF DIRECTORS

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers as of the fiscal year ended September 30, 2017.

Name	Fees Earned or Paid in Cash and Stock (1)	Option Awards (2)	All Other Compensation	Total
Joni Kahn	$86,000	$2,712	—	$88,712
Kenneth Galaznik	$28,000	$2,712	—	$30,712
Scott Landers	$26,000	$2,712	—	$28,712
Michael Taglich	$18,000	$2,712	—	$20,712

(1)

In lieu of cash payment for board services, our directors were issued restricted Common Stock, which vested on September 30, 2017. Ms. Kahn received an additional $60,000 in cash payments for her services as the Chair of the Board for the six-month period of October 1, 2016 through March 31, 2017.

During fiscal 2017, a total of 31,112 restricted Common Stock shares were issued with a fair market value at the date of grant of $98,000, as follows:

Name	Common Stock Shares Issued	Fair Market Value
Joni Kahn	8,254	$26,000
Kenneth Galaznik	8,889	$28,000
Scott Landers	8,254	$26,000
Michael Taglich	5,715	$18,000
Total	31,112	$98,000

(2)

Represents aggregate grant date fair value of the entire stock option awards for the fiscal year ended September 30, 2017 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the estimated impact of forfeitures of stock option grants. None of the stock option awards listed above were exercised in the fiscal year ended September 30, 2017, and the amounts set forth above do not represent amounts actually received by the Directors.

(3)

The following table sets forth the following aggregate number of shares under outstanding stock options plans held by Directors who are not named executive officers as of the fiscal year ended September 30, 2017.

Name	Number of Shares Underlying Outstanding Stock Options
Joni Kahn	6,200
Kenneth Galaznik	8,800
Scott Landers	7,600
Michael Taglich	8,400

a). In consideration for a loan to the Company of $250,000, Michael Taglich received 3,000 options to purchase the Company’s Common Stock on November 20, 2015 at a price of $6.05. The fair value of the options at the time of grant was $4.15 per share. The shares vest in equal installments upon the anniversary date of the grant over three years.

The non-employee members of the Company's Board of Directors are compensated as follows:

●

Option Grants. Unless otherwise determined by the Board of Directors, outside directors each receive annual grants of options to purchase 2,000 shares of our Common Stock at an exercise price equal to the fair market value of the shares on the date of grant. The options vest over three years in equal installments on the anniversary of grant. New directors receive options to purchase 5,000 shares of our Common Stock at the then current fair market value upon election to the Board. During the fiscal year ended September 30, 2017, outside directors each received stock options to purchase 1,200 shares of Common Stock.

●

Compensation. Each outside director receives an annual retainer of $12,000 and is compensated $1,500 for each meeting such director attends in person. Members of the Audit Committee receive additional annual compensation of $3,000.

●

Committee Chair Bonus. The Chair of our Audit Committee receives an additional annual fee of $10,000. The Chairs of our Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000. These fees are payable in lump sums in advance. Other directors who serve on our standing committees, other than the Audit Committee, do not receive additional compensation for their committee services.

●

Chairperson of the Board Compensation. The Chairperson of the Board received compensation of $10,000 per month for duties and responsibilities thereunder, as a non-employee of the Company, for the period of October 1, 2016 through March 31, 2017.

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the Company's fiscal year ended September 30, 2017, the Board of Directors held five (5) meetings and acted eight (8) times by unanimous written consent. During fiscal 2017, each director attended each meeting. The Chairman was present at all meetings. The Company encourages Board members to attend the Annual Meeting.

Structure of the Board of Directors

Ms. Joni Kahn, an independent director, was appointed as Chairperson of the Board in May 2015. The Board of Directors determined that it would be beneficial to the Company to separate the offices of Chief Executive Officer and Chairperson of the Board in order to allow the Chief Executive Officer to focus on the Company’s operations and execution of its business plan while the Chairperson of the Board would focus on the Company’s strategic plan. The Board of Directors believes that Ms. Kahn’s service as Chairperson of the Board will further help extend the Company’s footprint into both the enterprise and multi-unit technology sectors.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Mr. Galaznik (Chair), Ms. Kahn and Mr. Landers. Our Board has determined that each of the members of the Audit Committee meet the criteria for independence under the standards provided by the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company's website, www.bridgeline.com. During Fiscal 2017, the Audit Committee met four times. Each member of the Audit Committee attended each such meeting. The Chairman of the Audit Committee was present at all meetings.

Audit Committee Financial Expert. Our Board has also determined that each of Mr. Galaznik and Mr. Landers qualifies as an "audit committee financial expert" as defined under Item 407(d) (5) of Regulation S-K and as an independent director as defined by the Nasdaq listing standards.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, including the review of independent research and data regarding compensation paid to executives of public companies of similar size and geographic location, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Ms. Kahn (Chair), Mr. Galaznik and Mr. Landers, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company's website, www.bridgeline.com. During Fiscal 2017, the Compensation Committee met five times and acted two times by unanimous written consent.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees. A copy of such charter is available on the Company's website, www.bridgeline.com. Our Nominating and Governance Committee is comprised of Mr. Landers (Chair) and Ms. Kahn, each of whom are independent directors. During Fiscal 2017, the Nominating and Governance Committee met five times.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, Burlington, Massachusetts 01803.

Audit Committee Report

The Audit Committee consists of three independent directors, all of whom are "independent directors" within the meaning of the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. The Audit Committee's responsibilities are as described in a written charter adopted by the Board, a copy of which is available on the Company's website at www.bridgeline.com.

The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal 2017 with management and with the Company's independent registered public accounting firm, Marcum LLP. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Marcum LLP required by the Public Company Accounting Oversight Board in Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with Marcum LLP its independence.

Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for fiscal 2017 be included in the Company's Annual Report on Form 10-K for fiscal 2017 for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

Kenneth Galaznik, Chairman

Scott Landers

Joni Kahn

OTHER MATTERS

Audit Fees

The firm of Marcum LLP acts as our principal independent registered public accounting firm. They have served as our independent auditors since April 26, 2010. A representative of Marcum LLP is expected to attend this year's Annual Meeting, and he will have an opportunity to make a statement if he desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended September 30, 2017 and September 30, 2016. The Company did not engage its independent registered public accounting firm during either of the fiscal years ended September 30, 2017 or September 30, 2016 for any other non-audit services.

Type of Service	Amount of Fee for Fiscal Year Ended
	September 30, 2017	September 30, 2016
Audit Fees	$226,655	$240,450
Audit-Related Fees	—	—
Tax Fees	—	—
Total	$226,655	$240,450

Audit Fees. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of audits performed in connection with certain acquisitions.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

There were no other fees paid or accrued to Marcum LLP in the fiscal years ended September 30, 2017 or September 30, 2016.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended September 30, 2017, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

Code of Conduct and Ethics

The Company's Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Act that applies to all of the Company's officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company's business. A copy of the Code of Ethics is available on the Company's website www.bridgeline.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company's website is not part of this proxy statement.

PROPOSAL 2

RATIFICATION OF THE FILING AND EFFECTIVENESS

OF THE CERTIFICATE OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION FILED WITH THE DELAWARE DIVISION OF CORPORATIONS ON JULY 21, 2017 AND THE REVERSE STOCK SPLIT EFFECTED THEREBY

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL and common law, the filing and effectiveness of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation filed with the Delaware Division of Corporations on July 21, 2017 (the “July 2017 Certificate of Amendment”) and the one-for-five reverse stock split that was effected thereby and that became effective on July 24, 2017 (the “2017 Reverse Stock Split”).  This ratification shall be retroactive to the effectiveness of the filing of the July 2017 Certificate of Amendment and of the 2017 Reverse Stock Split, as applicable.

Background

At our 2017 Annual Meeting of Stockholders (“2017 Annual Meeting”) held on June 29, 2017, we sought stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effectuate the 2017 Reverse Stock Split. Our request for approval of the 2017 Reverse Stock Split included a determination by our Board of Directors that it was in the Company’s best interest and in the best interests of our stockholders to increase the per share price of our stock to satisfy the per share minimum bid price requirement for continued listing on the NASDAQ Capital Market.

At our 2017 Annual Meeting, our independent proxy tabulator reported votes cast by nominees/brokers without instruction from the beneficial owners of certain of our outstanding shares, also known as broker non-votes, in favor of the proposal in accordance with the rules of the NYSE that govern how brokers may cast such votes on proposals they determine to be routine matters. Consequently, our inspector of elections determined that the proposal to approve an amendment to our Charter to affect the 2017 Reverse Stock Split received the requisite stockholder approval and certified that the proposal passed. Certain statements made in our definitive proxy statement on Schedule 14A for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2017 (the “2017 Proxy Statement”) were inconsistent with this approach.  The 2017 Proxy Statement stated that such nominees/brokers would not have discretion to vote for the proposal to approve the amendment to our Charter to effectuate the 2017 Reverse Stock Split without instruction as we assessed the proposal to be a non-routine matter, and that broker non-votes would be counted “against” the proposal.

Based on the independent proxy tabulator’s report of votes cast, our inspector of elections for the 2017 Annual Meeting certified that the proposal passed, and we subsequently filed the July 2017 Certificate of Amendment with the Delaware Division of Corporations on July 21, 2017.  A question has been raised regarding the validity of the vote due to the disclosures in the 2017 Proxy Statement regarding the authority of brokers/nominees to vote on the proposal without instruction from the beneficial owner of the securities held by such brokers/nominees. The Company had assessed the proposal to effectuate the 2017 Reverse Stock Split as a non-routine matter, which conflicts with the determination by the NYSE.

Our Board of Directors, in consultation with counsel, has determined that the description of the authority of brokers/nominees to vote on proposals without instruction in the 2017 Proxy Statement may create some uncertainty as to the effect of the vote obtained at the 2017 Annual Meeting of Stockholders.  As a result, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the July 2017 Certificate of Amendment and the 2017 Reverse Stock Split pursuant to Section 204 of the DGCL and common law in order to eliminate any uncertainty related to the effectiveness of these corporate actions. If the ratification of the July 2017 Certificate of Amendment and the 2017 Reverse Stock Split (the “Amendment Ratification”) is approved by the stockholders and becomes effective, the ratification will be retroactive to (i) in the case of the filing of the July 2017 Certificate of Amendment, July 21, 2017, which was the date of the filing of the July 2017 Certificate of Amendment with the Delaware Division of Corporation, and (ii) in the case of the 2017 Reverse Stock Split, July 24, 2017, which was the date on which the 2017 Reverse Stock Split became effective.

Board Approval of the Ratification of the July 2017 Certificate of Amendment and the 2017 Reverse Stock Split

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken.  The Company does not believe that it is clear that the filing and effectiveness of the July 2017 Certificate of Amendment and 2017 Reverse Stock Split are invalid and ineffective.  However, on January 12, 2018, our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the July 2017 Certificate of Amendment and the 2017 Reverse Stock Split pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to their validity or effectiveness, and unanimously adopted the resolutions attached hereto as Appendix B (such resolutions are incorporated herein by reference) approving the Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the Amendment Ratification for purposes of Section 204 and at common law, and directed that the Amendment Ratification be submitted to our stockholders for approval at the Annual Meeting.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix C.

  Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Amendment Ratification, we may file a certificate of validation with respect to the July 2017 Certificate of Amendment and the 2017 Reverse Stock Split with the Delaware Division of Corporation (the “Certificate of Validation”). The effectiveness of the filing of the Certificate of Validation will be the validation effective time of the Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the July 2017 Certificate of Amendment and the Reverse Stock Split

When the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the July 2017 Certificate of Amendment and the 2017 Reverse Stock Split are void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to (i) in the case of the filing of the July 2017 Certificate of Amendment, July 21, 2017, which was the date of the original filing of the July 2017 Certificate of Amendment with the Secretary of State of the State of Delaware, and (ii) in the case of the 2017 Reverse Stock Split, July 24, 2017, which is the date on which the 2017 Reverse Stock Split became effective. The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Time Limitations on Legal Challenges to the Ratification of the July 2017 Certificate of Amendment and the Reverse Stock Split

If the Amendment Ratification becomes effective, under the DGCL, any claim that (i) the July 2017 Certificate of Amendment or the 2017 Reverse Stock Split are void or voidable due to a failure of authorization, or  (ii) the Delaware Court of Chancery should declare in its discretion that the Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation becomes effective in accordance with the DGCL.

The Consequences if the Amendment Ratification is Not Approved by the Stockholders

If the Amendment Ratification is not approved by the requisite vote of our stockholders, we will not be able to file the Certificate of Validation and the Amendment Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the Amendment Ratification may leave us exposed to potential claims that (i) the vote on the July 2017 Certificate of Amendment did not receive requisite stockholder approval, (ii) the July 2017 Certificate of Amendment therefore was not validly adopted, and the 2017 Reverse Stock Split was not validly effected, and (iii) the Company could be delisted from the Nasdaq Capital Market because, but for the 2017 Reverse Stock Split, shares of our common stock may have continued to trade below the requisite $1.00 per share price needed to maintain our listing. If Nasdaq chooses to delist our common stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets, causing our common stock to be considered a penny stock and potentially causing a decrease to nominal levels of trading that are avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

Vote Required; Recommendation of the Board of Directors

Approval of the Amendment Ratification requires “For” votes from the holders of a majority of our outstanding voting securities as of the record date for the 2018 Annual Meeting. The NYSE has informed us that a vote on this proposal will be a “routine” matter. Therefore, we do not expect any broker non-votes on this matter. However, abstentions and any broker non-voters that may be cast will have the same effect as a vote against this proposal.

In addition, with respect to the approval of the Amendment Ratification, we are requiring “For” votes from the holders of a majority of shares of our voting securities outstanding as of the record date for the 2017 Annual Meeting that were issued and outstanding immediately prior to the effectiveness of the 2017 Reverse Stock Split.  Because we cannot specifically separate shares that were issued and outstanding immediately prior to the effectiveness of the 2017 Reverse Stock Split from shares that were not, we are requiring 2,192,058 “For” votes on this proposal, which represents the sum of (i) one share more than fifty percent of our outstanding voting securities as of the record date for the 2017 Annual Meeting plus (ii) the number of voting securities that have been issued since the effectiveness of the 2017 Reverse Stock Split.

The Board recommends that stockholders vote “FOR” Proposal 2.

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

This proposal is presented to stockholders at the Meeting to approve an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve Proposal 2.

If, at the Meeting, the number of shares present or represented and voting in favor of the approval of Proposal 2 is not sufficient to approve that proposal, we currently intend to move to adjourn the Meeting in order to enable our Board of Directors to solicit additional proxies for the approval of Proposal 2. In that event, we will ask our stockholders to vote only upon Proposals 1, 3, 4, and 5, and not upon Proposal 2. In the event this Proposal 3 is approved, the Meeting may be adjourned from time to time to a date that is not more than 120 days after the original record date for the Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the adjournment proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

Vote Required and Recommendation

If the proposal to adjourn the Meeting for the purpose of soliciting additional proxies is submitted to the stockholders for approval, such proposal will be approved by the affirmative vote of a majority of the votes cast at the Meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 3, as to the adjournment of the Meeting if necessary or appropriate to solicit additional proxies in favor of the approval of Proposal 2.

The Board recommends that stockholders vote “FOR” Proposal 3.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Marcum LLP to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2018. Marcum LLP has served as the Company's independent registered public accounting firm since April 2010. A representative from Marcum LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms.

Required Vote and Recommendation

Ratification of Marcum LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Marcum LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018.

The Board recommends that stockholders vote “FOR” the ratification of Marcum LLP as our independent auditors for the fiscal year ending September 30, 2018.

PROPOSAL 5

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return. We seek to closely align the interests of our named executive officers with the interests of our shareholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

 Vote Required and Recommendation

On this advisory, non-binding matter, the affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal 5.

The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s Named Executive Officers.

 Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. With respect to 2017 and based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that all of the executive officers, directors, and owners of ten percent of the outstanding Common Stock complied with all applicable filing requirements with the exception of late filings for Robert Taglich for a Preferred Series A Stock dividend received on October 1, 2016 and a Series A Preferred Stock dividend received on January 1, 2017, for which a Form 4 was filed with the SEC on April 3, 2017. Robert Taglich was a Director until June 29, 2017.

Stockholder Proposals and Recommendations for Director

Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803 on or before January 27, 2018. Such proposals may be made only by persons who are shareholders, beneficially or of record, on the date the proposals are submitted and who continue in such capacity through the date of the next annual meeting, of at least 1% or $2,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year.

For any stockholder proposal that is not submitted for inclusion in the Company’s Proxy Statement, but instead seeks to present such proposal directly at the Annual Meeting, management will be able to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on January 27, 2018.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by following the requirements under Article I, Section 10 of the Bylaws. In order to be eligible to nominate a person for election to our Board of Directors a stockholder must (i) comply with the notice procedures set forth in the Bylaws and (ii) be a stockholder of record on the date of giving such notice of a nomination as well as on the record date for determining the stockholders entitled to vote at the meeting at which directors will be elected.

To be timely, a stockholder's notice must be in writing and received by our corporate secretary at our principal executive offices as follows: (A) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (B) in the case of an election of directors at a special meeting of stockholders, provided that the board of directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

In addition, a stockholder's notice must contain the information specified in Article I, Section 10 of the Bylaws and must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The stockholder making a nomination must personally appear at the annual or special meeting of stockholders to present the nomination, otherwise the nomination will be disregarded.

Stockholders interested in making a nomination should refer to the complete requirements set forth in our Bylaws filed as an exhibit to our Periodic Report on Form 10-Q filed with the Securities and Exchange Commission on February 17, 2015. Provided that the date of next year's annual meeting of stockholders is not advanced by more than 20 days or delayed by more than 60 days, from the first anniversary of the 2018 Annual Meeting, any stockholder who wishes to make a nomination to be considered for the next annual meeting must deliver the notice specified by our Bylaws between November 23, 2018 and December 23, 2018. The By-Laws contain a number of substantive and procedural requirements, which should be reviewed by any interested stockholder. Any notice should be mailed to: Secretary, Bridgeline Digital, Inc., 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

By Order of the Board of Directors Michael D. Prinn Assistant Secretary February 13, 2018

Appendix A

ANNUAL MEETING OF STOCKHOLDERS OF

BRIDGELINEDIGITAL, INC.

March 23, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

FOR AGAINST ABSTAIN

1. To elect the following nominee as director.

NOMINEES

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

○ Joni Kahn

○ Roger Kahn

☐ ☐ ☐

Instructions: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as show here: ●

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR all Proposals.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder		Date:	
Signature of Stockholder		Date:	

[Type here]

Appendix B

Unanimous Written Consent of the Board of Directors

In Lieu of a Special Meeting

January 12, 2018

The undersigned, being all the Directors of Bridgeline Digital, Inc., a Delaware corporation (the “Company”), hereby consent, pursuant to Delaware General Corporation Law, Section 141(f), to the adoption of the following resolutions, effective as of the date set forth above:

Ratification of the Reverse Split And Amendment

WHEREAS , on July 21, 2017, Bridgeline Digital, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company setting forth an amendment (the “Amendment”) that effected a 1-for-5 reverse stock split (the “Reverse Split”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”);

WHEREAS , the Board of Directors (the “Board”) of the Company believes that such Amendment, and the Reverse Split effected thereby, were validly authorized by the Board and by the Company’s shareholders at the Company’s 2017 Annual Meeting of Shareholders, held on June 29, 2017 (the “2017 Annual Meeting”), pursuant to the Company’s shareholders’ approval of the proposal submitted to the Company’s shareholders at the 2017 Annual Meeting asking the Company’s shareholders to authorize the Board to effect, in its discretion, on or prior to July 31, 2017, a reverse stock split of the Company’s outstanding Common Stock at ratio of not less than 1-for-5, with the exact ratio to be determined by the Board, and to approve a corresponding amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that the Company was authorized to issue, subject to the Board’s authority to determine not to effect any reverse stock split (the “Reverse Stock Split Proposal”);

WHEREAS , the Board has been advised that a question has been raised regarding whether such Reverse Stock Split Proposal and such Amendment, and the Reverse Split effected thereby, were properly approved; and

WHEREAS , in order to eliminate any uncertainty regarding the validity of such Amendment and the Reverse Split, the Board has determined that it is advisable to adopt the following resolutions to ratify such actions.

NOW, THEREFORE, LET IT BE RESOLVED,  that the potentially defective corporate acts to be ratified by this resolution are (i) the filing and effectiveness of, and the amendment effected by, the Amendment filed with the Delaware Division of Corporations (the “State Office”) on July 21, 2017 and (ii) the Reverse Split, which resulted in the combination of all of the shares of Common Stock of the Company outstanding immediately prior to the effectiveness of the Reverse Split into 4,193,576 shares of Common Stock of the Company upon the effectiveness of the Reverse Split (which, together with the filing and effectiveness of, and the amendment affected by, the Amendment, are referred to herein as the “Potentially Defective Corporate Acts”);

FURTHER RESOLVED, that the nature of the potential failures of authorization in respect of the Potentially Defective Corporate Acts identified in the paragraph immediately above are as follows: (i) the Reverse Stock Split Proposal was submitted to the Company’s shareholders for their approval at the 2017 Annual Meeting, and, at the 2017 Annual Meeting, the Company’s inspector of elections, relying on the report of the Company’s independent proxy tabulator, determined that the proposal to approve the Reverse Stock Split Proposal received the requisite shareholder approval, and based in part on that determination, the Company filed the Amendment with the State Office on July 21, 2017, thereby effecting the Reverse Split on July 24, 2017; (ii) as part of the determination that the Reverse Stock Split Proposal received the requisite shareholder approval, votes cast by brokers/nominees without instruction from the beneficial owners of certain shares of Common Stock (the “Broker Votes”) were counted as votes in favor of the approval of the Reverse Stock Split Proposal; however, the counting of the Broker Votes in favor of such approval was inconsistent with certain statements made in the Company’s proxy materials for its 2017 Annual Meeting, which stated that a broker/nominee would not have discretion to vote on the Reverse Stock Split Proposal without instruction from the applicable beneficial owner and that the failure of a beneficial owner to provide his, her or its broker/nominee with instruction regarding how to vote on the Reverse Stock Split Proposal would have the same effect as casting a vote “against” the Reverse Stock Split Proposal; and (iii) if the Broker Votes were counted as votes “against” the proposal to approve the Reverse Stock Split Proposal, the Reverse Stock Split Proposal would not have been approved by the holders of a majority of the Company’s outstanding voting securities, as required by Section 242 of the Delaware General Corporation Law (the “DGCL”); and

FURTHER RESOLVED, that the Board hereby approves, adopts and authorizes, in all respects, the ratification of the Potentially Defective Corporate Acts pursuant to Section 204 of the DGCL and approves, adopts, authorizes and ratifies the Potentially Defective Corporate Acts.

Submission to Shareholders for Ratification

RESOLVED FURTHER, that the Board hereby directs that the Potentially Defective Corporate Acts shall be submitted to the shareholders of the Company for the shareholders to ratify such acts under Section 204 of the DGCL and under common law, and the Board hereby recommends that the shareholders ratify the Potentially Defective Corporate Acts;

RESOLVED FURTHER, that the proper officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to submit the proposal to ratify the Potentially Defective Corporate Acts at the Company’s 2018 Annual Meeting of Stockholders (as the same may be adjourned and/or postponed, the “2018 Annual Meeting”), which meeting shall be held on March 23, 2018, at 9:00 a.m., Eastern Daylight Time, at the Company’s corporate headquarters located at 80 Blanchard Road, Burlington, Massachusetts 01803 (unless the Board fixes another date, time and place), and further directed to provide notice of the 2018 Annual Meeting in accordance with Section 204(d) of the DGCL to the shareholders entitled to vote thereon and to all other holders entitled to notice thereunder; and be it

RESOLVED FURTHER, that the record date for determining the shareholders entitled to notice of and to vote at the 2018 Annual Meeting shall be the close of business on February 2, 2018, as previously set by the Board (unless the Board subsequently fixes a different record date for such purposes); and be it

RESOLVED FURTHER, that the Board hereby recommends that the shareholders entitled to vote thereon approve the ratification of the Potentially Defective Corporate Acts.

Abandonment

RESOLVED FURTHER, that at any time before the “validation effective time,” as such term in used in Section 204 of the DGCL, in respect of the Potentially Defective Corporate Acts identified in the foregoing resolutions, notwithstanding approval of the ratification of such Potentially Defective Corporate Acts by the shareholders of the Company, the Board may abandon the ratification of such Potentially Defective Corporate Acts without further action of the shareholders of the Company.

Authorization to Prepare and File Certificate of Validation

RESOLVED FURTHER, that, following the ratification by the shareholders of the Company of the Potentially Defective Corporate Acts identified in the foregoing resolutions, each officer of the Company (acting alone) is hereby authorized to execute a certificate of validation in respect of such Potentially Defective Corporate Acts and to cause such certificate of validation to be filed with the State Office, with such certificate of validation to be in such form and filed at such time as any such officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificate of validation).

Common Law Ratification

RESOLVED FURTHER, that in addition to the ratification permitted by Section 204 of the DGCL, the Board hereby approves, adopts, confirms and ratifies the Potentially Defective Corporate Acts identified in the foregoing resolutions for all purposes of, and to the fullest extent permitted by, the common law of Delaware or any other applicable law.

General Authority

RESOLVED FURTHER, that the proper officers of the Company are, and each of them hereby is, authorized, empowered and directed on behalf of the Company to take any and all such further action and to execute any and all such further documents, instruments and certificates, and to do or cause to be done all such other acts and things, and take all such steps and other action or actions necessary, appropriate or advisable in order to effectuate the full intent and purpose of any and all of the preceding resolutions all of which are hereby authorized, adopted, approved, ratified and confirmed.

Appendix C

Sections 204 and 205 of the Delaware General Corporation Law

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) (15 U.S.C. §§ 78m, 77n or 78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) "Defective corporate act" means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

(2) "Failure of authorization" means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) "Overissue" means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) "Putative stock" means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) "Time of the defective corporate act" means the date and time the defective corporate act was purported to have been taken;

(6) "Validation effective time" with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) "Valid stock" means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

Appendix D

PROXY

BRIDGELINE DIGITAL, INC.

80 Blanchard Road, 2nd Floor

Burlington, Massachusetts 01803

The undersigned, revoking all proxies, hereby appoints Roger Kahn and Michael Prinn and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Digital, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of the Company to be held on March 23, 2018, at 9:00 A.M. at the Company’s corporate headquarters located at 80 Blanchard Road, Burlington, Massachusetts and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company’s Annual Report.